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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                     Date of Report (Date of earliest Event
                            Reported) June 19, 1997

     CHEVY CHASE BANK, F.S.B., (as seller under the Pooling and Servicing Agreement, dated as of June 1, 1997, providing for the issuance of Chevy Chase Auto Receivables Trust 1997-2, 6.35% Auto Receivables Backed Certificates).

                           Chevy Chase Bank, F.S.B.
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            (Exact name of registrant as specified in its charter)


       Delaware                      333-21707                 52-0897004
-------------------------           -----------            -------------------
                                    (Commission            (I.R.S. Employer
(State or Other Jurisdiction of     File Number)           Identification No.)
 Incorporation)

8401 Connecticut Ave.                                              20815
Chevy Chase, Maryland                                           ----------
---------------------                                           (Zip Code)
(Address of Principal Executive
 Offices)



Registrant's telephone number, including area code  (301)   986-7000
                                                    -----  ----------
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Item 5.      Other Events
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            In connection with the offering of 6.35% Auto Receivables Backed
Certificates, of which Chevy Chase Auto Receivables Trust 1997-2 is the issuer as described in a Prospectus Supplement dated as of June 6, 1997 to the Prospectus dated as of March 11, 1997, certain agreements were executed in connection with the issuance of the certificates on June 17, 1997.


Item 7.   Financial  Statements, Pro Forma Financial Information and Exhibits.
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          (a)     Not applicable.

          (b)     Not applicable.

          (c)     Exhibits:

                          4.1. Pooling and Servicing Agreement dated as of June 1, 1997 between Chevy Chase Bank, F.S.B. and First Bank National Association.

                          10.1. Underwriting Agreement dated as of June 6, 1997 between Chevy Chase Bank, F.S.B. and Smith Barney Inc.

                          10.2. MBIA Insurance Company Certificate Insurance Policy.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                CHEVY CHASE BANK, F.S.B.


                                By: /s/ Mark Holles
                                   ------------------
                                   Name: Mark Holles
                                   Title: Vice President

Dated:  June 19, 1997

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                              Exhibit Index
                              -------------


Exhibit                                                                   Page
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4.1.   Pooling and Servicing Agreement.

10.1.  Underwriting Agreement.

10.2.  Certificate Insurance Policy.

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